Performance Commentary | 2nd Quarter 2022

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

July 22, 2022

Highlights

●	In the second quarter of 2022, interest rates continued to increase as inflation remained historically elevated, pushing investment grade fixed income returns deeper into negative territory for the year.

●	In this challenging environment, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) by 59 basis points (bps) on a gross basis and by 52 bps on a net of fees basis. For the second quarter, the HIT generated a gross return of -4.10% and net return of -4.17%, compared to the Benchmark’s -4.69%.[1]

●	The Federal Reserve further tightened monetary policy to combat sustained inflation, and the market once again significantly repriced future rate expectations. The 10-year Treasury closed the quarter yielding above 3% for the first time since 2018, and the interest rate curve is nearly flat across all tenors.

●	The HIT positioned its portfolio to moderate these negative effects on returns by actively managing interest rate risk to be less than the Benchmark, overweighting adjustable-rate securities, and being biased toward both higher coupon mortgages and agency multifamily securities that have guaranteed balloon maturities, which mitigates extension risk.

●	Equity markets entered bear market territory for 2022; accordingly, lower credit investments underperformed alongside stocks throughout the second quarter. Corporate bonds struggled mightily for the second consecutive quarter, generating near-record losses again given their long durations and wider yield spreads to Treasuries. The HIT continued to offer diversification away from corporate bonds in addition to superior credit quality than that of the Benchmark, which benefitted relative returns for the quarter.

●	All fixed income spread assets, including agency multifamily assets, widened relative to Treasuries due to the volatile risk-off capital market environment. The Federal Reserve began balance sheet reduction in the second quarter and indicated that the pace of this reduction will increase in the third quarter, which pressured all spread-related investments. The HIT is structurally overweight spread product and underweight Treasuries.

●	The HIT committed to six construction/substantial rehabilitation projects during the second quarter, committing to $86.9 million in financing. As of June 30, 44 projects receiving HIT financing were under construction. These construction investments enhance the fundamental value of the portfolio by boosting yield while also generating union construction jobs and housing.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2022 Q2 Portfolio Commentary

●	With a yield to worst of 3.78% and 88% agency/government credit portfolio, the HIT offers an attractive risk-return profile. The HIT continues to maintain a yield advantage compared to the Benchmark and to the credit equivalent AAA Component of the Bloomberg Aggregate (AAA Index) of 12 and 40 bps, respectively.

●	These are extraordinary times and significant volatility in asset prices is likely to continue. Inflation is projected to remain elevated above the Fed’s target in the near term given the continued supply chain constraints, rise in commodity prices – exacerbated by the ongoing Russia/Ukraine conflict, and a tight labor market. Given the uncertain path of interest rates and the elevated risk asset valuations in this rising rate environment, investments in high grade credit quality funds remain prudent.

2nd Quarter Performance

The AAA Index represents the AAA Component of the Bloomberg US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT significantly outperformed the Bloomberg Aggregate in the second quarter amid a challenging market environment. Elevated inflation and further tightening of monetary policy from the Federal Reserve continued to challenge fixed income managers during the quarter. Total returns for investment grade fixed income strategies were significantly lower for the second consecutive quarter as interest rates rose across the curve, with the 10-year Treasury closing the quarter with a yield above 3% for the first time since 2018. The HIT finished the 2nd quarter with a total return of -4.10% and a net return of -4.17%, outperforming the Bloomberg Aggregate return of -4.69% by 59 bps gross of fees and by 52 bps net of fees. In this volatile rising rate environment, the HIT outperformed its benchmark and some of the largest core fixed income fund managers that invest in corporate credit—the worst performing sector in the Bloomberg Aggregate.

2022 Q2 Portfolio Commentary

In addition to providing investors with diversification from corporate bonds, the HIT’s relative performance for the quarter also benefitted from the portfolio’s active interest rate risk management of short duration, overweight to adjustable-rate investments, and underweight to agency residential mortgages, which was the second worst performing asset class in the Benchmark after corporates. However, the HIT’s overweight to spread products and underweight to Treasuries hindered relative performance, as all fixed income spreads widened relative to Treasuries given the volatility caused by higher inflation and ongoing hawkish policy from the Federal Reserve. HIT’s relative performance to the AAA Index lagged by 32 bps on a gross basis given that Treasuries were the best performing sector in the Benchmark.

Positive contributions to HIT’s 2nd quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Blomberg Aggregate. As of June 30, 2022, the HIT had a relative yield advantage of 12 basis points (bps).

●	The portfolio’s underweight to corporate bonds, the worst performing major asset class in the Bloomberg Aggregate on an excess and total return basis. Corporates produced an excess return of -224 bps and a total return of -726 bps for the second quarter of 2022. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.4% during the quarter.

●	The portfolio’s underweight to agency-insured fixed-rate single family MBS, the second worst performing major asset class in the Benchmark on an excess and total return basis with a -98 bps excess return and a total return of -401 bps for the quarter. During the quarter, the portfolio had an average allocation to the sector of 12.8% compared to 27.8% for the Bloomberg Aggregate.

●	The portfolio’s short relative duration versus the Benchmark as rates sold off across the curve. See “The Yield Curve – Treasuries” below.

●	The portfolio’s overweight to adjustable-rate securities with an average allocation of 12.1% during the second quarter of 2022, whereas the benchmark only has fixed rate assets.

●	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were -38, -72, -169, and -292 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.1% of the HIT portfolio was AAA-rated or carried a government or Government-Sponsored Enterprise (GSE) guarantee on average during the quarter, compared to 73.1% for the Bloomberg Aggregate.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to Treasuries as it was the best performing major asset class in the Bloomberg Aggregate on an excess return basis during the second quarter of 2022. The HIT had an average allocated of 4.5% to Treasuries during the quarter while the benchmark had an average allocation of 40.2%.

●	Performance by agency multifamily MBS as nominal spreads to Treasuries widened. Spreads for Ginnie Mae construction/permanent loan certificates (CLC) and FHA/Ginnie Mae permanent loan certificates (PLC) widened by approximately 14 and 11 bps, respectively. The HIT had an average allocation of 7.1% in fixed-rate single-asset CLCs, 10.6% to PLCs

●	Performance by Fannie Mae Delegated Underwriting and Servicing (DUS) securities in the HIT’s portfolio as spreads widened on longer maturity fixed-rate structures, with the benchmark 10/9.5s widening by approximately 5 bps. The HIT had an average allocation of 21.9% in fixed-rate single-asset DUS securities of various structures while the Benchmark has none.

2022 Q2 Portfolio Commentary

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by 56 bps during the quarter. As of June 30, 2022, the portfolio had a 13.9% allocation to REMICS.

Fundamentals June 30, 2022	HIT	Bloomberg Aggregate*	AAA Index		HIT	Bloomberg Aggregate*	AAA Index
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	91.1%	73.5%	100.0%	Current Yield	2.79%	2.69%	2.25%
				Yield to Worst	3.78%	3.66%	3.38%
INTEREST RATE RISK				CALL RISK
Effective Duration	6.06	6.43	6.07	Call Protected	78%	72%	62%

Market Overview

Economic growth continued to soften in the second quarter as global economies faced even higher prices, driven primarily by the energy and food sectors. Central banks in many developed countries have started to hike interest rates this year to combat the rise in prices. Inflation in the US marked a new 40-year high at the end of the quarter, with consumer prices up 9.1% on a yearly basis.

The Federal Reserve raised the federal funds rate by 75 bps at its June meeting and communicated a strong commitment to tame soaring inflation. In total, the Federal Reserve increased the federal funds rate by 125 bps in the second quarter and 150 bps year-to-date. Given the unrelenting domestic inflation, the Federal Reserve expects to raise rates by another 175 bps in 2022. Furthermore, the Federal Reserve began shrinking their balance sheet in the second quarter by not fully reinvesting paydowns and announced that it will no longer reinvest principal received at maturity (a maximum runoff cap) come September.

Q2 GDP is expected to contract again as demand weakened in the face of higher prices and interest rates. The Federal Reserve is now projecting the 2022 US real GDP to be 1.7%. However, the economy does not appear to be in a recession because employment growth remains strong with payrolls adding approximately 375,000 jobs per month during the quarter and the unemployment rate remains low at 3.7%.

Fixed income and equity markets struggled throughout the quarter as interest rates rose significantly driven by the hawkish Federal Reserve. The S&P 500 fell quarter-over-quarter for two consecutive quarters for the first time since 2015.

The Yield Curve - Treasuries

Interest rates rose dramatically for the second consecutive quarter as the yield curve remains extremely flat across tenors. The Federal Reserve accelerated its plans for monetary policy tightening due to the record high inflation in an effort to slow the economy, which resulted in a repricing of future rate expectations once again.

●	The 10- and 30-year US Treasury bonds closed the second quarter at 3.01% and

Source: Bloomberg*

2022 Q2 Portfolio Commentary

3.18%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates increased by 62, 58, 68, and 74 bps respectively.

●	The Federal Reserve’s balance sheet shrunk for the first time in years, albeit marginally, and now stands below $9.0 trillion. Given the ongoing normalization, the Fed’s balance sheet will continue shrinking in future quarters.

●	As it relates to balance sheet normalization, the Federal Reserve announced that the maximum runoff cap will be set at $95 billion per month ($60 billion in Treasuries, $35 billion in MBS), and will be phased in by September. In the meantime, there is a cap of $47.5 billion per month for June through August ($30 billion in Treasuries, $17.5 billion in MBS). This eventual runoff pace is approximately double that of the prior tightening cycle in 2018 given the size of the balance sheet has doubled.
●	For the first time in more than five years, the US Treasury plans to scale back its debt issuance in 2022, driven by decreased pandemic-related fiscal spending. This should largely offset the lack of Federal Reserve asset purchases, but balance sheet sales will increase supply.
●	Global central bank policy was also hawkish in the second quarter to combat global inflationary pressures. This resulted in the developed markets sovereign yields selling off and the amount of negative yielding global debt to hit below $2.1 trillion — the lowest level since 2015 and $15.5 trillion lower than the peak in 2020.

Source: Bloomberg*

Investment Grade Spreads: Multifamily

Agency multifamily performance was challenged in the second quarter relative to Treasuries as both FHA/Ginnie Mae and conventional GSE multifamily spreads widened due to a hawkish Fed and volatily caused by higher inflation. Agency CMBS issuance slowed for the second consecutive quarter as refinance volumes dried up due to materially higher mortgage rates, partially offsetting lower bank demand. Ultimately, agency multifamily excess return topped that of residential MBS and corporates but was still negative, and total returns for the sector were hurt by the long duration nature of most securities given the increase in US interest rates.

Source: HIT, Securities Dealers and BarclaysLive

2022 Q2 Portfolio Commentary

●	Conventional GSE multifamily securities widened marginally in spread to Treasuries as interest rates sold off throughout the quarter. The increased level of rates triggered less appetite for long duration securities from many investors, primarily bank buyers, which in turn pushed spreads wider.

●	FHA-insured multifamily permanent and construction-related MBS also experienced modest widening in nominal spreads during the quarter. FHA-insured construction-related MBS spreads remain attractive, as they continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Total agency multifamily issuance for Q2 2022 slowed notably versus Q2 2021 given the move higher in rates, coming in at $40 billion versus $49 billion a year prior. Total agency multifamily issuance year-to-date stands at $90 billion versus $116 billion through the first half of 2021.

●	2022 multifamily loan purchase caps for Fannie Mae and Freddie Mac will be $78 billion for each Enterprise. The 2022 caps, which increased from $70 billion for each Enterprise in 2021, are based on FHFA's projections of the overall growth of the multifamily originations market. To ensure a focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50% of the Enterprises' multifamily business be affordable housing. FHFA will further require at least 25% of the Enterprises' multifamily business be affordable to residents at or below 60% of area median income, up from 20% in 2021.

Market Outlook

The outlook for the US economy remains highly uncertain as the Fed continues to aggressively tighten monetary policy to combat inflation. The Fed signaled that it is focused on headline inflation, meaning future rate hikes are dependent on energy and food prices, which are generally more volatile than other prices in the economy. Most of the global inflation stems from supply chain disruptions due to the Covid-19 pandemic and the dramatic rise in energy prices from the Russian invasion of Ukraine. By tightening policy, the Fed will slow economic growth, raising the risk of a recession as businesses and consumers will be forced to adjust their investment and spending decisions at a time when many industries and individuals are already facing higher costs.

In a rising rate environment, investors should benefit from the HIT’s short relative duration position and increased allocation to adjustable-rate securities. In times of heightened market volatility, the HIT remains a prudent investment given the yield advantage, liquidity, diversification from corporate credit, and defensive positioning that we offer relative to other core fixed income managers.

Housing affordability for purchases and rentals remain a challenge for a significant number of households. Rental vacancy rates fell to a five-year low and asking rents rose 16.7% over the last year, according to Moody’s, supported by Gen Z household formation, as well as individuals and families being priced out of the single-family housing market because of soaring prices and now higher mortgage rates. Housing starts, building permits, and mortgage applications have all fallen significantly, further supporting the notion that a recession is possibly on the horizon.

The national affordable and workforce housing supply shortage should continue to spur development and provide opportunities for the HIT. The HIT’s competitive advantage is its ability to offer multiple financing structures for both construction and permanent loans and to invest directly, differentiating it from traditional fixed income managers that only purchase securities from the secondary market. The HIT remains focused on continually building an attractive portfolio consisting of fundamentally strong construction-related multifamily investments that generate attractive yield spreads over Treasuries and other credit-equivalent mortgage investments.

2022 Q2 Portfolio Commentary

Market Data

Second Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-3.78%	0	6.40
Agencies	-1.89%	-3	3.71
Single family Agency MBS (RMBS)	-4.01%	-98	5.86
Corporates	-7.26%	-224	7.57
Commercial MBS (CMBS)	-2.85%	-36	4.87
Asset-backed securities (ABS)	-0.91%	-11	2.25

Change in Treasury Yields*

Maturity	3/31/22	06/30/22	Change
3 Month	0.482%	1.626%	1.144%
6 Month	1.009%	2.458%	1.449%
1 Year	1.595%	2.742%	1.147%
2 Year	2.335%	2.953%	0.619%
3 Year	2.512%	3.008%	0.496%
5 Year	2.460%	3.038%	0.578%
7 Year	2.429%	3.068%	0.639%
10 Year	2.338%	3.013%	0.675%
20 Year	2.599%	3.434%	0.835%
30 Year	2.448%	3.183%	0.735%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2022 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2022

Net Assets	$6,419.85 million
Portfolio Effective Duration	6.06 years	Convexity	0.23
Portfolio Average Coupon	2.60%	Maturity	10.56 years
Portfolio Yield to Worst[1]	3.78%	Portfolio Current Yield[1]	2.79%
Number of Holdings	943	Average Price[2]	92.33

Sector Allocations: 3

Multifamily MBS	75.33%	CMBS – Agency Multifamily^	69.05%
Agency Single-Family MBS	12.78%	Agency Single-Family MBS	12.78%
US Treasury	4.48%	US Treasury Notes/Bonds	4.48%
AAA Private-Label CMBS	1.20%	State Housing Permanent Bonds	4.39%
Multifamily Direct Const. Loans	4.69%	State Housing Construction Bonds	3.09%
Cash & Short-Term Securities	1.51%	Direct Construction Loans	4.69%
		Cash & Short-Term Securities	1.51%
		^ Includes multifamily MBS (58.59%), MF Construction MBS (9.26%), and AAA Private-Label CMBS (1.20%).
Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[4]
US Government or Agency	86.09%
AAA	3.48%	East	16.99%
AA	4.23%	Midwest	20.24%
A	0.00%	South	10.43%
Not Rated	4.69%	West	9.56%
Cash	1.51%	National Mortgage Pools	42.78%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.51%	5-5.99 years	16.68%	0 – 1 year	4.39%
0-0.99 years	14.55%	6-6.99 years	14.67%	1 – 2.99 years	7.98%
1-1.99 years	6.80%	7-7.99 years	10.82%	3 – 4.99 years	10.52%
2-2.99 years	2.97%	8-8.99 years	7.31%	5 – 6.99 years	17.66%
3-3.99 years	3.55%	9-9.99 years	2.15%	7 – 9.99 years	39.25%
4-4.99 years	9.47%	Over 10 years	9.52%	10 – 19.99 years	17.87%
				Greater than 20 years	2.31%

[1] The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

[2] Portfolio market value weighted by current face.

[3] Based on total investments and including unfunded commitments.

[4] Excludes cash and short-term equivalents, US Treasury and Agency securities.